SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2007
infoUSA Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19598	47-0751545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5711 South 86th Circle Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (402) 593-4500
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On April 19, 2007, infoUSA Inc. (“infoUSA”) issued a press release announcing its earnings for the quarter ended March 31, 2007. On April 20, 2007, infoUSA held its first quarter conference call. Copies of the earnings release and the transcript of the conference call are furnished with this report as Exhibit 99.1 and Exhibit 99.2, respectively.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished pursuant to Item 2.02:
Exhibit 99.1: Earnings Release of infoUSA dated April 19, 2007.
Exhibit 99.2: Transcript of a conference call held by infoUSA on April 20, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoUSA Inc.
By:	/s/ Stormy L. Dean
Stormy L. Dean
Chief Financial Officer
Date: May 1, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release of infoUSA Inc. dated April 19, 2007

99.2	Transcript of a conference call held by infoUSA on April 20, 2007